Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated August 19, 2011
to the Statutory Prospectus for Class A, Class B, Class C and Class R Shares of Allianz Funds
Dated November 1, 2010 (as amended April 11, 2011)
and to the Statutory Prospectus for Institutional Class, Class P, Administrative Class and Class D Shares of
Allianz Funds Dated November 1, 2010 (as amended April 11, 2011)

Disclosure Related to Allianz RCM Disciplined International Equity Fund (the “Fund”)

     Within the Fund Summary relating to the Fund in the Prospectus, the subsection entitled “Management of the Fund — Portfolio Manager” is hereby restated in its entirety as follows:
     Steven Berexa, CFA, Portfolio Manager, Managing Director and Global Co-Head of Research, has managed the Fund since 2011.
     The information relating to the Fund contained in the table under “Management of the Funds — Sub-Advisers — RCM” in the Prospectus is hereby restated in its entirety as follows:

	Portfolio
Allianz Fund	Managers	Since	Recent Professional Experience

RCM Disciplined International Equity Fund	Steven Berexa, CFA	2011	Portfolio Manager, Global Co-Head of Research. Mr. Berexa joined RCM in 1997. Currently, he lead-manages approximately $2 billion in thematic portfolios including the Hi-Tech Global Growth Fund, Intellectual Capital Fund, and Cloud Computing/Smart Grid strategy. Mr. Berexa also co-heads RCM’s research coordination at a global level, addressing sector fund governance, GrassrootsSM and global research policies. Prior to his current role, Mr. Berexa was RCM’s U.S. Director of Research and, before that, head of RCM’s U.S. Tech Team. He started his investment career in 1987 at Prudential for seven years in a private placement unit that specialized in electric utility and renewable energy finance, followed by two years as a Tech Analyst at Chancellor/LGT Asset Management. He received both his BSEE and MBA from Duke University, where he studied Electrical Engineering and Computer Science and was awarded an Angier B. Duke scholarship.

Filed pursuant to Rule 497(e)
File Nos. 33-36528 and 811-6161
ALLIANZ FUNDS
Supplement Dated August 19, 2011
to the Statement of Additional Information (the “SAI”)
Dated November 1, 2010 (as amended April 11, 2011)
_________________
Disclosure Related to Allianz RCM Disciplined International Equity Fund (the “Fund”)
___________________
     The subsection captioned “RCM” in the section titled “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” is revised to reflect that Steven Berexa is primarily responsible for the management of the Fund.
     Mr. Berexa’s other accounts managed information and his ownership of securities of the Fund, each as of June 30, 2011, is provided below.
          Other Accounts Managed

	Other Pooled				Other Registered
	Investment Vehicles		Other Accounts		Investment Companies
		AUM ($		AUM ($		AUM ($
Portfolio Manager	#	million)	#	million)	#	million)
Steven Berexa	4	$761.6	0	0	0	0
          Accounts and Assets for which Advisory Fee is Based on Performance

	Other Pooled				Other Registered
	Investment Vehicles		Other Accounts		Investment Companies
		AUM ($		AUM ($		AUM ($
Portfolio Manager	#	million)	#	million)	#	million)
Steven Berexa	1	$60.8	0	0	0	0
          Securities Ownership

RCM Disciplined International
Equity Fund	Dollar Range of Equity Securities
Steven Berexa	None